                                                                   Exhibit 10.02

                           COUNCIL BILL NO. 00- 041

                              ORDINANCE NO. 1790
                                            ----

AN ORDINANCE GRANTING TO EL PASO ELECTRIC COMPANY, A CORPORATION ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF THE LAWS OF THE STATE OF TEXAS, ITS LEGAL REPRESENTATIVES, SUCCESSORS, LESSEES AND ASSIGNS, CERTAIN POWERS, LICENSES, RIGHTS OF WAY AND PRIVILEGES TO MAINTAIN, ERECT, CONSTRUCT, EQUIP, CONDUCT AND OPERATE IN THE CITY OF LAS CRUCES, NEW MEXICO, WORKS, SYSTEMS, AND PLANTS TO GENERATE, MANUFACTURE, USE, STORE, SELL DISTRIBUTE, CONVEY, OR OTHERWISE USE, CONDUCT, SERVE, SUPPLY AND FURNISH SAID CITY, ITS INHABITANTS AND OTHERS ELECTRICITY FOR LIGHT, HEAT AND POWER, AND OTHER USEFUL SERVICE, AND TO USE THE STREETS, AVENUES, ALLEYS, HIGHWAYS, PUBLIC WAYS, SIDEWALKS, BRIDGES, AND GROUNDS OF SAID CITY, FOR A PERIOD OF UP TO NINE (9)YEARS, AND PRESCRIBING CERTAIN TERMS AND CONDITIONS THEREIN MENTIONED.

     The City Council of the City of Las Cruces is informed that:

     WHEREAS, on February 24, 2000, the City Council passed Resolution No. 00-238, which resolution approved a global settlement agreement between the City of Las Cruces ("City") and El Paso Electric Company ("EPE"); and

     WHEREAS, as part of the Settlement Agreement, the City is required to grant a franchise ordinance/agreement to EPE for an initial term of seven (7) years which is to be similar to the 1983 franchise ordinance/agreement between EPE and the City. This franchise ordinance/agreement will remain in effect and shall automatically be extended for an additional two (2) years if the City does not timely exercise its purchase options granted it under the Settlement Agreement in accordance with the terms set forth therein; and

     WHEREAS, the franchise ordinance/agreement partially implements the settlement agreement between the City and EPE; and

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

Council Bill No. 00-041
                    ---
Ordinance No. 00-1790
                 ----
Page 2

     WHEREAS, the franchise ordinance/agreement will assist the governing body in bringing the settlement agreement between the City and EPE to final completion.

     NOW, THEREFORE, be it ordained by the governing body of the City of Las Cruces that:

                                      (I)

     The Franchise Ordinance/Agreement attached hereto and incorporated herein is hereby adopted.

                                     (II)

     City staff is hereby authorized to do all acts necessary in the accomplishment of the hereinabove.

     DONE AND APPROVED this 3rd day of April, 2000.
                            ---

APPROVED:


                                        /s/  RUBEN A. SMITH
                                        -----------------------------------
                                                   Mayor



ATTEST:


        /s/  SHIRLEY CLARK
-----------------------------------
            City Clerk
                                    Mayor Smith:             aye
                                                             ----------
                                    Councillor Frietze:      aye
                                                             ----------
                                    Councillor Mattiace:     aye
                                                             ----------
                                    Councillor Valencia:     absent
                                                             ----------
                                    Councillor Trowbridge:   aye
                                                             ----------
                                    Councillor Tomlin:       absent
                                                             ----------
                                    Councillor Haltom:       aye
                                                             ----------

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

Council Bill No. 00-041
                    ---
Ordinance No. 00-1790
                 ----
Page 3


Moved by:     Frietze
          -------------------
Seconded by:  Haltom
            -----------------


APPROVED BY:


   /s/  HARRY S (PETE) CONNELLY
-----------------------------------
Harry S. (Pete) Connelly
Deputy City Attorney

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

                         FRANCHISE ORDINANCE/AGREEMENT
                         -----------------------------

SECTION 1:      PURPOSE - COMPANY'S USE OF STREETS
---------       ----------------------------------

     That the City of Las Cruces, New Mexico (hereinafter called the "City"), hereby grants unto and vests in the El Paso Electric Company, a Corporation organized and existing under and by virtue of the laws of the State of Texas, and authorized to transact business in the State of New Mexico, (hereinafter called the "Company"), its legal representatives, successors, lessees and assigns, AN ELECTRICAL FRANCHISE. This Franchise Ordinance gives the Company the right to operate its electric plant, systems and works now installed and in operation or hereafter installed and operated in the City of Las Cruces, New Mexico, and the authority, license, power and privileges to promote, maintain, construct, build, equip, conduct, or otherwise establish and operate in the City, works or systems and plants to generate, manufacture, use, store, sell, distribute, convey, or otherwise establish, conduct, serve, supply and furnish, the inhabitants of the City, whenever the inhabitants of the City and others, and/or the City shall desire to contract therefor, with electricity for light, heat, power and other useful service, and elements and materials necessarily incidental to the use of same, including the sale of electrical appliances. The Company is hereby granted passage right of way and the right to continued use and occupancy, and to occupy and use during the life of this Franchise Ordinance, every and any and all streets, avenues, alleys, highways, public ways, sidewalks, bridges, and other public structures and public places, and public grounds of the City, both above and beneath the surface of the City, as (said streets,

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

avenues, alleys, highways, public ways, sidewalks, bridges, and other public structures and public places, and public grounds of the City) they now exist, or may be hereafter extended, or such as may be hereafter created within the corporate limits of the City, or as same may be hereafter extended, for the purpose of carrying out that part of its business as is authorized by the City pursuant to the terms of this Franchise Ordinance.

SECTION 2:      LICENSE - POLE RELOCATION - REPLACEMENT OF
---------       ------------------------------------------
PAVEMENT -APPEALS - BOND - HOLD HARMLESS AGREEMENT
--------------------------------------------------

     The Company is hereby authorized, licensed and empowered to do any and all things necessary and proper in executing the powers and utilizing the privileges herein mentioned and granted by this Franchise Ordinance, including the making of necessary excavations and the right to acquire, erect and maintain and operate its poles, wires and appurtenances in and on any and all of the streets, avenues, alleys, highways, public ways, sidewalks, bridges, and other public structures and public places, and public grounds of the City. The Company is hereby authorized to extend, construct, place, locate its poles, lines, wires, connections, and appurtenances through, over, across, and under any and all of the streets, avenues, highways, public ways, sidewalks, bridges, and other public structures and public places, and public grounds of the City, subject, however, to the express approval of the City's Planning Department and provided that such installation does not conflict with existing water and/or gas and/or sewer lines. No part of the expense of the above-described work shall be borne by the City.

     Both parties acknowledge the long range importance to the City in having appropriate coordination between various construction programs now in progress or contemplated for some future year by the various agencies authorized to make use of City streets, avenues, alleys, highways, public ways, sidewalks, bridges, and other public structures and public places, and public grounds of the City. In order that such coordination shall be effective, and that possible conflicts between power poles and future street or City utility system improvements be eliminated, the Company, prior to commencement of such work, will review and coordinate the work with the City's Planning Department. It shall be considered that projects (new construction and/or emergency replacement) consisting of four primary in-line poles or less are not of sufficient magnitude to warrant the review and coordination study by the City's Planning Department as above mentioned.

Where existing poles and facilities are installed in City streets, and street right-of-ways, alleys, highways, public ways, sidewalks, bridges, and other public structures and public places, and public grounds of the City and it is determined that such poles and facilities are in conflict with authorized street widening and street improvements, the project to relocate the poles and facilities to a mutually acceptable location shall be subject to the approval of the City's Planning Department. All of such pole relocation work and installation shall be performed by the Company at no expense to the City. All work done in said streets, alleys, highways, public ways, sidewalks, bridges, and other public structures and public places, and public grounds of the City by the Company, shall be performed with reasonable diligence; and the Company shall, within a reasonable time, restore such streets, alleys, and public grounds excavated by it, to their original condition as nearly as possible; and said work shall be done subject to the approval and acceptance of the City's Planning Department.

     No trench excavations or pavement cuts in any public way shall be commenced under the license herein granted until a permit to commence such work is secured from the City's Planning Department.

     The replacement of pavement shall be performed in accordance to City standards and ordinances. All expenses associated with such replacement of pavement shall be borne by the Company, whether completed by private contractors or by City work force.

     Appeals from decisions of the City's Planning Department may be taken to the City Council. During the term of this Franchise Ordinance, the Company shall have in force for the benefit of the City, a bond in the sum of Ten Thousand Dollars ($10,000) securing prompt performance of all of its duties and obligations under the terms of this Franchise Ordinance.

     The City and its officers, agents and employees shall be indemnified and held harmless for all claims, losses and damages to persons or property on account of or resulting from the Company's operation, work, duties, and obligations pursuant to the terms of this Franchise Ordinance.

SECTION 3:      COMPANY'S RIGHT TO TURN-OFF
---------       ---------------------------

     The City, acting as aforesaid, hereby grants unto the Company, its successors, lessees and assigns, the right to operate and control all meters, wires, appliances and/or appurtenances owned by the Company, and in case of refusal or failure on the part of any customer to pay the Company proper charges for electricity consumed, or to observe the established rules and regulations of the Company to disconnect the service and wires of the Company connecting to the premises of such consumer, and to remove all meters and other materials, appliances or appurtenances furnished and owned by the Company.

SECTION 4:      COMPANY RIGHT TO TREE-TRIM
---------       --------------------------

     The Company shall have the authority to trim trees upon and overhanging streets, avenues, highways, public ways, sidewalks, bridges, and other public structures, public places, and public grounds of the City so as to prevent the branches of such trees from coming in contact with the wires of the Company. All tree trimming to be done under the supervision and direction of the Company and at the expense and liability of the Company.

SECTION 5:      EXTENSION OF OVERHEAD WIRES
---------       ---------------------------

     Whenever an applicant for electric service shall have complied with established rules and regulations of the Company and whenever necessary, the Company shall, without charge, extend its overhead wires a distance of three hundred (300) feet per customer, and provide a reasonable overhead service from the nearest pole to the customer's building;

PROVIDED, however, that the Company shall not be so required in cases where there exists any physical obstruction within said three hundred (300) feet making such extension impractical, or when the permission of some third party is required and is refused.

SECTION 6:      FRANCHISE TAX - EXEMPTIONS
---------       --------------------------

     The Company, its successors, lessees and assigns, for and in consideration of the granting of this Franchise Ordinance, and as rental and/or tax for the occupation and use or easement over, upon, and beneath the streets, avenues, alleys, highways, public ways, sidewalks, bridges, and other public structures and public places, and public grounds of the City, shall pay monthly to the City, beginning with the time hereinafter set forth, and thereafter during all the time this provision shall remain in force and effect, a total aggregate sum of two percent (2%) of the gross receipts of the Company, its successors, lessees and assigns, derived from (1) the sales of electricity used or consumed within the corporate limits of the City, (2) from the lease of poles and equipment, excepting poles used under joint use agreements by Mountain States Telephone and Telegraph Company, Western Union Telegraph Company, New Mexico State University, the United States Government, and Community Antenna TV (Cable) Companies, and (3) from all revenue whatsoever from whatever source under the Company's rate, fees or charges, in existence at the time of payment, excepting therefrom such receipts for electricity furnished schools, colleges and universities operated by a Governmental Agency; PROVIDED, HOWEVER, that until such time as said two percent of the annual gross receipts of the Company shall have exceeded sixty thousand dollars ($60,000.00) per annum, the Company shall be obliged to make in lieu thereof to the City an annual minimum payment of sixty thousand dollars ($60,000.00). Said payments shall be based on such gross receipts beginning on meter reading on first day of calendar month next following the effective date of this instrument and shall be made to the City on or after the expiration of thirty (30) days from and after the first day of each month of each year from and after and during all the time this Franchise Ordinance shall remain in force and effect.

     For the purpose of determining said revenue, the revenue accounts of the Company shall at all times be subject to inspection by duly authorized City Officials. Said payments shall be made in lieu of any and all other Franchise Ordinance, license, privileges, pole, easement, wire or instrument, excise or revenue taxes except municipal occupation taxes, on all sales or revenues from any source other than electrical energy sales, and all other exactions except general ad valorem property taxes upon business, revenues, property, poles, wires, instruments, conduits, pipes, fixtures or other appurtenances of the Company, and all other property or equipment of the Company or any part thereof, in the City during the term of this Franchise Ordinance.

SECTION 7:      COLLECTION OF ADDITIONAL MUNICIPAL GROSS RECEIPTS TAX
---------       -----------------------------------------------------

     The provisions of Section 6 shall not be construed to excuse the Company from collecting from its electric service customers and paying over to the City additional municipal gross receipts tax levied, in the event the City shall, at any time during the term of this Franchise Ordinance, enact such additional municipal gross receipts tax.

SECTION 8:      NOTICE OF FILING
---------       ----------------

     The Company will not make application to the New Mexico Public Regulatory Commission for a change in any of the various rate schedules applicable to services required by the City and in effect at the time the Franchise Ordinance becomes effective without first discussing the matter with the City. Should such an application be presented to the New Mexico Public Regulatory Commission, the Company agrees that reasonable advance notice of such hearing will be given the City in order to afford the City an opportunity to intervene in the formal hearing before the New Mexico Public Regulatory Commission. In such instance, the Company agrees to provide the City with available engineering, statistical, billing and other data pertinent to the rate change application.

SECTION 9:      UNDERGROUND FACILITIES
---------       ----------------------

     The Company shall encourage and promote the design and use of underground cables and facilities for the downtown redevelopment area at the request of the City and PROVIDED, however, that the City and the property owners involved are agreeable in supporting the cost differential for this project. The Company also agrees to promote and encourage the use of underground facilities in new subdivisions where the differential costs of underground versus overhead distribution is agreeable to both the Company and the property owner. If an adjoining subdivision is served from underground facilities, every effort will be made to design, operate and maintain these facilities for future expansion to other subdivisions in the immediate areas.

SECTION 10:     SWITCHING FACILITIES - STAND-BY AUXILIARY SERVICE
----------      -------------------------------------------------

     The Company shall establish and shall maintain during the term of this Franchise Ordinance such switching facilities as may be required to provide alternate circuits to supply electrical power for emergency installations within the City limits, limited to the following: Memorial Medical Center and such other City-County Hospital (or hospitals) as may be constructed during the term of this Franchise Ordinance, and at the county jail and/or City public safety buildings and at a Civil Defense Headquarters Center as the same may be constructed during the term of this Franchise Ordinance.

     Upon written request the Company will provide standby and/or auxiliary service to customers having other power or power generating equipment and facilities. The service will be provided in accordance with the Company's published RULES AND REGULATIONS and billed under approved tariff schedules on file with the New Mexico Public Regulatory Commission.

SECTION 11:     ACCEPTANCE OF FRANCHISE
----------      -----------------------
     This Franchise Ordinance shall be accepted by the Company in writing within 30 days from the date this Franchise Ordinance is passed by the City Council. If not so accepted this Franchise Ordinance shall be repealed and negotiation for a new Franchise Ordinance may take place between the City and the Company; PROVIDED, that in any such negotiation neither party shall be bound by the terms of this Franchise Ordinance. It is hereby made an essential condition in the granting of this Franchise Ordinance, and its use and enjoyment by the Company, its successors, lessees, and assigns, that the acceptance by the Company, its successors, lessees, and assigns, of the Franchise Ordinance and the rights and privileges hereby granted shall be the acceptance by the Company, its successors, lessees and assigns, of all the conditions, reservations and restrictions herein provided and contained; and when this Franchise Ordinance has been accepted as aforesaid in the space provided at the end of this instrument, this Franchise Ordinance shall be and become a contract duly executed by and between the City and the Company, PROVIDED, however, that excepting for mortgages, stockholders, bondholders, or any others having any lien or claim of whatever sort against the Company including its rights and privileges as herein granted, the Company will make no transfer, assignment, lease, or other succession of or to the rights herein granted, without the approval of the City, which approval shall be granted as to any person or entity which provides information sufficient to demonstrate that it is financially sound and technically qualified to provide electric distribution service, and the regulatory agencies having jurisdiction over the Company's operations.

SECTION 12:     REPEAL OF CONFLICTING ORDINANCES
----------      --------------------------------
     All other ordinances or parts of ordinances in conflict herewith are hereby repealed.

SECTION 13:     SCOPE
----------      -----

     Except for the written Settlement Agreement between the parties dated as of February 24, 2000 (hereinafter called the "Settlement Agreement"), this Franchise Ordinance incorporates all of the agreements, covenants and understandings between the Parties hereto concerning the subject matter hereof, and all such covenants, agreements, and understandings have been merged into this written Franchise Ordinance. Except for the written Settlement Agreement, no prior agreement or understanding, verbally or otherwise, of the parties or their agents, shall be enforceable unless embodied in this Franchise Ordinance.

SECTION 14:     AMENDMENTS
----------      ----------
     This Franchise Ordinance shall not be altered, changed or amended except by ordinance in writing and executed by the parties hereto.

SECTION 15:     RIGHTS OF SUCCESSORS
----------      --------------------

     This Franchise Ordinance shall be binding upon the successors, lessees and assigns of the parties hereto.

SECTION 16:     PARAGRAPH HEADINGS
----------      ------------------
     The paragraph headings of this Franchise Ordinance are inserted only for reference and in no way define, limit or describe the scope or intent of this Franchise Ordinance nor affect its terms and provisions.

SECTION 17:     TERM
----------      ----

     This Franchise Ordinance shall expire on April 30, 2007, unless the City does not timely exercise the purchase option granted it under the Settlement Agreement in accordance with the terms set forth therein, in which event this Franchise Ordinance shall remain in effect and shall automatically be extended for an additional two (2) years through April 30, 2009. This Franchise Ordinance shall take effect and be in force 30 days after the passage and adoption of this Franchise Ordinance, the date of passage and adoption being set forth below. However, after such passage and adoption and during the aforementioned 30 day period, this Franchise Ordinance (1) must be published at the expense of the Company in full, in two weekly issues of a newspaper published in the City of Las Cruces, New Mexico, said publications not less than seven days apart; (2) proof of such publication must be submitted by affidavit from the publisher and placed in the appropriate City records, and (3) this Franchise Ordinance must be accepted in writing by the Company in the space provided at the end of this instrument; otherwise, this Franchise Ordinance shall be null and void.

SECTION 18:     NON-EXCLUSIVE FRANCHISE - CITY OPTION TO PURCHASE
----------      -------------------------------------------------
     A. The City in granting this Franchise Ordinance grants only a non-exclusive Franchise Ordinance. Furthermore, the City in granting this Franchise Ordinance, reserves the right, under applicable provisions of New Mexico law, to purchase electricity from other parties on a retail basis, including being an aggregater for its citizens or businesses operating within the City of Las Cruces.

     B. This Franchise Ordinance is subject to an option to purchase by the City of the Company's distribution system within the City of Las Cruces as contained in the Settlement Agreement, which option to purchase is incorporated herein by reference.

SECTION 19:     SAVINGS CLAUSE - REPEAL
----------      -----------------------

     If any section, paragraph, subdivision, clause, phrase or provision of this Franchise Ordinance except the provision containing the Franchise Ordinance rental or tax shall be adjudged invalid or unconstitutional, the same shall not affect the validity of this Franchise Ordinance as a whole, or any part or provisions thereof other than the part so decided to be invalid or unconstitutional. If the Franchise tax or rental is declared invalid, or unconstitutional, then this entire Franchise Ordinance shall be null and void.

     DATED this 3rd day of April, 2000.

                                    CITY OF LAS CRUCES

                                    By  /s/  RUBEN A. SMITH
                                      -----------------------------------
                                     Ruben A. Smith, Mayor

ATTEST:

     /s/  SHIRLEY CLARK
-----------------------------------
City Clerk

APPROVED AS TO FORM:


 /s/  HARRY S. (PETE) CONNELLY
-----------------------------------
Harry S.(Pete) Connelly
Deputy City Attorney



                                  ACCEPTANCE

     The above Franchise Ordinance/Agreement is hereby accepted as to all of its terms, conditions, and provisions on this 18th day of April, 2000.
                                          -----

                                    EL PASO ELECTRIC COMPANY
                                    A Texas Corporation


                                    By    /s/  JAMES HAINES
                                       -----------------------------------
                                                          President



ATTEST:


   /s/  GUILLERMO SILVA, JR.
-----------------------------------
Secretary

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